UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

February 9, 2007

NORTHROP GRUMMAN CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	1-16411 (Commission File Number)	No. 95-4840775 (I.R.S. Employer Identification Number)

1840 Century Park East, Los Angeles, California 90067

www.northropgrumman.com

(Address of principal executive offices and internet site)

(310) 553-6262

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02 (b)

As described in the following section of this Report on Form 8-K, in connection with his election to the position of Chief Operating Officer (principal operating officer) of Northrop Grumman Corporation (the “Company”), Wesley G. Bush relinquished the position of Chief Financial Officer (Principal Financial Officer) of the Company, effective March 12, 2007.

Item 5.02 (c)

(i) At its meeting on February 9, 2007, the Board of Directors of the Company elected James F. Palmer to the position of Corporate Vice President and Chief Financial Officer effective March 12, 2007. The terms of his compensation are contained on the term sheet attached as Exhibit 99.1 to this report on Form 8-K.

Mr. Palmer is 57 years of age and has served as Executive Vice President and Chief Financial Officer of Visteon Corporation from June 2004 to the present. Until February 2004, he was Senior Vice President of The Boeing Company (“Boeing”), where he also served as President of Boeing Capital Corporation from November 2000 to November 2003, and from 1997-2000 as President of Boeing’s Shared Services. From 1995-1997 he was Senior Vice President and Chief Financial Officer of the McDonnell Douglas Corporation.

There are no family relationships between Mr. Palmer and any director or executive officer of the Company and no transactions between Mr. Palmer or an immediate family member and the Company or any of its subsidiaries. Mr. Palmer does not serve as a director of any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.

(ii) At its meeting on February 9, 2007, the Board of Directors elected Wesley G. Bush, the Company’s President and Chief Financial Officer, to the position of President and Chief Operating Officer. Mr. Bush is 45 and has held the title President and Chief Financial officer since May 2006. From March 2005 to May 2006 he was Corporate Vice President and Chief Financial Officer. From February 2003 to February 2005 he was Corporate Vice President and President, Space Technology Sector. From December 2002 through January 2003 he served as Corporate Vice President of Northrop Grumman Corporation. Mr. Bush was Executive Vice President of TRW Inc. and President and Chief Executive Officer of TRW Aeronautical Systems from 2001 to 2002, and Vice President and General Manager, TRW Ventures, TRW Space & Electronics Group from 2000 to 2001. The information required by Regulation S-K is incorporated by reference to the 2006 Proxy Statement filed with the Securities and Exchange Commission on April 12, 2006.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(i) At its meeting on February 9, 2007, the Company’s Board of Directors approved a policy and procedure regarding Company Transactions with Related Persons.

In connection with approving this policy, the Board amended Section 3.18 of the Company’s Bylaws to assign responsibility to the Nominating and Corporate Governance Committee to review proposed related person transactions and make recommendations for action, as appropriate, to the Board of Directors. The Company’s Bylaws as amended through February 9, 2007 are attached as Exhibit 3.1 to this report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit 3.1	Bylaws of Northrop Grumman Corporation, as amended February 9, 2007.

Exhibit 99.1	Term sheet for James F. Palmer for position of Corporate Vice President and Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:
Stephen D. Yslas
Corporate Vice President, Secretary and Deputy General Counsel

Date: February 13, 2007

Exhibit Index

Exhibit No.

Exhibit 3.1	Bylaws of Northrop Grumman Corporation, as amended February 9, 2007.

Exhibit 99.1	Term sheet for James F. Palmer for position of Corporate Vice President and Chief Financial Officer.